Exhibit 99.1
Press Release — For Immediate Release
July 28, 2009
CCFNB Bancorp, Inc. Reports Record Second Quarter 2009 Earnings
Bloomsburg, PA — CCFNB Bancorp, Inc. (OTC: CCFN), parent company of First Columbia Bank & Trust Co., has released its unaudited financial statements for the second quarter of 2009.
Net income, as reported under U.S. Generally Accepted Accounting Principles, for the three months ended June 30, 2009 was $1,551,000 compared to $747,000 for the same period in 2008. On a year to date basis, net income for the six months ended June 30, 2009 was $3,094,000. Earnings per share for the three months ended June 30, 2009 and 2008 were $.68 and $.61 per share, respectively. This represents an increase of $.07 per share, or 11.5%. Annualized return on average assets and return on average equity were 1.09 % and 9.97 % for the three months ended June 30, 2009 as compared to 1.21 % and 9.40 % for the same period of 2008.
The net interest margin, tax effected, on interest earning assets improved to 3.84% as of June 30, 2009 as compared to 3.79% as of June 30, 2008.
Total assets increased $2.0 million to $570.3 million at June 30, 2009 from $568.3 million at December 31, 2008. The investment portfolio increased approximately $1.5 million during the six months ended June 30, 2009. Since the end of 2008, net loans increased $8.1 million, an increase of 2.6%. Total deposits increased $7.5 million while short term borrowings decreased $10.1 million since the end of 2008.
Stockholders’ equity, excluding accumulated other comprehensive income, has increased $2.0 million to $61.2 million as of June 30, 2009. The current level of stockholders’ equity equated to a book value per share of $27.90 at June 30, 2009 as compared with $26.97 as of December 31, 2008. During the six months ended June 30, 2009 cash dividends of $0.48 per share were paid to stockholders compared to $0.42 for the comparable period of 2008. The current dividend represents an increase of 14.3 % as compared to 2008 amounts. CCFNB Bancorp, Inc. remains well capitalized, with a strong equity-to assets ratio of 11.02 % as compared to 12.93 % as of June 30, 2008.
Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. These factors include operating, legal and regulatory risks; changing economic and competitive conditions and other risks and uncertainties.

CCFNB Bancorp, Inc.
Consolidated Balance Sheets

	(Unaudited)
	June 30,	December 31,
(In Thousands)	2009	2008

ASSETS
Cash and due from banks	$7,451	$10,173
Interest-bearing deposits in other banks	169	149
Federal funds sold	1,005	5,163

Total cash and cash equivalents	8,625	15,485

Investment securities, available for sale, at fair value	198,031	196,580
Loans,net of unearned income	328,169	320,068
Less: Allowance for loan losses	3,762	3,758

Loans, net	324,407	316,310
Premises and equipment, net	11,871	12,609
Accrued interest receivable	2,076	2,388
Cash surrender value of bank-owned life insurance	11,212	10,943
Investment in limited partnerships	766	845
Intangible Assets:
Core deposit	3,076	3,411
Goodwill	7,937	7,937
Other assets	2,298	1,811

TOTAL ASSETS	$570,299	$568,319

LIABILITIES
Interest-bearing deposits	$391,850	$381,849
Noninterest-bearing deposits	49,978	52,460

Total deposits	441,828	434,309

Short-term borrowings	45,382	55,462
Long-term borrowings	12,130	9,133
Junior subordinate debentures	4,640	4,640
Accrued interest payable	931	1,075
Other liabilities	2,489	2,925

TOTAL LIABILITIES	507,400	507,544

STOCKHOLDERS’ EQUITY
Common stock, par value $1.25 per share; authorized 5,000,000 shares; issued 2,261,765 shares in 2009 and 2,253,080 shares in 2008	2,827	2,816
Surplus	27,332	27,173
Retained earnings	31,176	29,164
Accumulated other comprehensive income	1,715	1,622
Treasury stock, at cost: 7,000 shares in 2009 and 0 shares in 2008	(151)	—

TOTAL STOCKHOLDERS’ EQUITY	62,899	60,775

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$570,299	$568,319

See accompanying notes to unaudited consolidated financial statements.

CCFNB Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(In Thousands, Except Per Share Data)	2009	2008	2009	2008
INTEREST AND DIVIDEND INCOME
Interest and fees on loans:
Taxable	$4,671	$2,496	$9,404	$5,079
Tax-exempt	204	154	407	298
Interest and dividends on investment securities:
Taxable	2,015	645	4,227	1,253
Tax-exempt	105	39	192	84
Dividend and other interest income	11	24	37	49
Federal funds sold	1	44	6	108
Deposits in other banks	1	7	1	20

TOTAL INTEREST AND DIVIDEND INCOME	7,008	3,409	14,274	6,891

INTEREST EXPENSE
Deposits	1,920	990	3,933	2,026
Short-term borrowings	78	130	159	358
Long-term borrowings	150	138	287	292
Junior subordinate debentures	34	—	76	—

TOTAL INTEREST EXPENSE	2,182	1,258	4,455	2,676

NET INTEREST INCOME	4,826	2,151	9,819	4,215

PROVISION FOR LOAN LOSSES	160	—	220	—

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,666	2,151	9,599	4,215

NON-INTEREST INCOME
Service charges and fees	426	241	824	480
Gain on sale of loans	250	59	346	106
Earnings on bank-owned life insurance	114	68	217	133
Brokerage	51	54	107	92
Trust	160	36	312	74
Investment security losses	(61)	—	(61)
Other	421	79	782	152

TOTAL NON-INTEREST INCOME	1,361	537	2,527	1,037

NON-INTEREST EXPENSE
Salaries	1,543	716	3,144	1,419
Employee benefits	400	225	834	470
Occupancy	254	118	561	256
Furniture and equipment	302	107	625	222
State shares tax	129	78	272	163
Professional fees	108	66	275	132
Director’s fees	70	51	141	97
FDIC assessments	366	5	438	10
Other	932	319	1,782	615

TOTAL NON-INTEREST EXPENSE	4,104	1,685	8,072	3,384

INCOME BEFORE INCOME TAX PROVISION	1,923	1,003	4,054	1,868
INCOME TAX PROVISION	372	256	960	470

NET INCOME	$1,551	$747	$3,094	$1,398

EARNINGS PER SHARE	$0.68	$0.61	$1.37	$1.14

CASH DIVIDENDS PER SHARE	$0.24	$0.21	$0.48	$0.42

WEIGHTED AVERAGE SHARES OUTSTANDING	2,256,348	1,224,552	2,255,202	1,224,552

See accompanying notes to the unaudited consolidated financial statements.

	Quarter Ended

(Dollars in Thousands, Except Per Share Data)	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008

Operating Highlights

Net income	$1,551	$1,543	$808	$872	$747
Net interest income	4,826	4,993	5,157	4,481	2,151
Provision for loan losses	160	60	750	—	—
Non-interest income	1,361	1,166	852	1,154	537
Non-interest expense	4,104	3,968	4,208	4,580	1,685

Financial Condition Data:
Total assets	$570,299	$569,542	$568,319	$582,241	$247,179
Loans, net	324,407	321,297	316,310	321,692	159,804
Intangibles	11,013	11,180	11,348	9,814	—
Total deposits
Noninterest-bearing	$49,978	$50,857	$52,460	$52,580	$20,721
Savings	57,303	56,673	54,717	55,853	26,830
NOW	66,062	66,286	63,776	65,201	29,370
Money Market	44,303	47,090	37,120	36,182	7,441
Time Deposits	224,182	226,342	226,236	228,436	90,859
Total interest-bearing deposits	391,850	396,391	381,849	385,672	154,500
Core deposits*	217,646	220,906	208,073	209,816	84,362

Selected Ratios

Net interest margin(YTD)	3.84%	3.95%	3.90%	3.84%	3.79%
Annualized return on average assets	1.09%	1.09%	0.81%	1.03%	1.21%
Annualized return on average equity	9.97%	10.02%	7.26%	8.81%	9.40%

Capital Ratios

Total risk-based capital ratio	17.80%	17.36%	16.48%	15.76%	20.14%
Tier 1 capital ratio	16.64%	16.20%	15.37%	14.87%	19.23%
Leverage ratio	9.71%	9.44%	9.27%	10.21%	12.36%

Asset Quality Ratios

Non-performing assets	$5,044	$5,191	$5,384	$4,608	$232
Allowance for loan losses	3,762	3,753	3,758	3,055	1,436
Allowance for loan losses to total loans	1.15%	1.16%	1.17%	0.94%	0.89%
Allowance for loan losses to non-performing loans	80.34%	83.03%	74.99%	70.20%	618.97%

Per Share Data

Earnings per share	$0.68	$0.69	$0.31	$0.37	$0.61
Dividend declared per share	0.24	0.24	0.24	0.24	0.21
Book value	27.90	27.41	26.97	26.21	26.21
Common stock price:
Bid	$21.25	$18.25	$18.75	$22.00	$23.62
Ask	21.50	19.85	20.00	23.75	23.83
Weighted average common shares	2,256,348	2,254,044	2,249,275	2,056,686	1,224,552

*	Core deposits are defined as total deposits less time deposits